Components of Long-Term Debt and Lines of Credit (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012
Debt Instrument [Line Items]
8.875% Senior Notes Due 2020	$ 250,000		$ 250,000
Discount on Senior Notes	(1,704)		(1,742)
Senior Line of Credit	0	[1]	0	[1]
Capital Leases and Other Obligation	3,012	[1]	2,677	[1]
Total Debts	251,308		250,935
Less Current Portion of Long-Term Debt	(1,845)	[2]	(1,686)	[2]
Total Long-Term Debt	$ 249,463		$ 249,249

[1]	The Senior Credit Facility requires us to make monthly payments of interest on the outstanding balance of loans made under the agreement. Loans made under the Senior Credit Facility mature on March 27, 2018, and in certain circumstances, we may be required to prepay the loans. The average interest rate on our capital leases and other obligations for the three months ended March 31, 2013 was approximately 3.2%.
[2]	Included in Accounts Payable on our Consolidated Balance Sheets.